14. Income Taxes (Details-Deferred income taxes) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
NOL Carryover	$ 7,544,300	$ 5,808,100
Bad Debt Reserve	44,100	0
Inventory Reserve	10,400	11,200
Amortization	61,500	0
Accrued Compensated Absences	52,900	37,600
Charitable Contributions	5,000	400
Deferred tax assets	7,718,200	5,857,300
Valuation Allowance	(7,647,300)	(5,857,300)
Deferred tax liabilities:
Depreciation	(42,700)	0
Prepaid Expenses	(28,200)	0
Net deferred tax asset	$ 0	$ 0